UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2019

SELECTIVE INSURANCE GROUP, INC.
(Exact Name of registrant as specified in its charter)

New Jersey	001-33067	22-2168890
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

40 Wantage Avenue, Branchville, New Jersey	07890
(Address of principal executive offices)	(Zip Code)

(973) 948-3000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 1, 2019, Selective Insurance Group, Inc. (the “Company”) issued $300,000,000 aggregate principal amount of its 5.375% Senior Notes due 2049 (the “Securities”) pursuant to a Prospectus Supplement dated February 27, 2019 (the “Prospectus Supplement”), to the Prospectus dated June 6, 2018, filed as part of the Company’s Registration Statement on Form S-3 (Registration No. 333-225452) filed with the U.S. Securities and Exchange Commission.

The Securities were issued under the Indenture dated as of February 8, 2013 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture dated as of March 1, 2019 (the “Supplemental Indenture”), between the Company and the Trustee. The Company sold the Securities pursuant to an Underwriting Agreement dated February 27, 2019 (the “Underwriting Agreement”), between the Company and RBC Capital Markets, LLC, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the Underwriters named in Schedule A to the Underwriting Agreement.

Interest on the Securities will be payable semi-annually in arrears on March 1 and September 1 of each year, commencing on September 1, 2019, at an annual rate equal to 5.375%.

The preceding summary of the terms of the Underwriting Agreement, the Supplemental Indenture and the Securities is qualified in its entirety by reference to the Underwriting Agreement, attached as Exhibit 1.1 hereto, the Supplemental Indenture, attached as Exhibit 4.1 hereto and the Form of 5.375% Senior Notes due 2049, attached as Exhibit 4.2 hereto, and each is incorporated herein by reference as though each were fully set forth herein. The preceding summary of the terms of the Indenture is qualified in its entirety by reference to the Indenture, a copy of which was attached as Exhibit 4.1 of the Company’s Current Report on Form 8-K filed February 8, 2013 (File No. 001-33067), and which is incorporated herein by reference as though fully set forth herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K that also is responsive to Item 2.03 of this report is hereby incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On March 1, 2019, the Company issued a press release announcing that it has given notice of its intent to redeem all of its outstanding 5.875% Senior Notes due 2043. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description
1.1	Underwriting Agreement, dated February 27, 2019, between Selective Insurance Group, Inc. and RBC Capital Markets, LLC, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein.

4.1	Second Supplemental Indenture, dated as of March 1, 2019, between Selective Insurance Group, Inc. and U.S. Bank National Association, as trustee.

4.2	Form of 5.375% Senior Note due 2049 (included in Exhibit 4.1).

5.1	Opinion of Robyn P. Turner, Esq.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Robyn P. Turner, Esq. (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).

99.1	Press Release of Selective Insurance Group, Inc. dated March 1, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

	By:	/s/ Michael H. Lanza
		Name:	Michael H. Lanza
		Title:	Executive Vice President and General Counsel
Date: March 1, 2019